UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 21, 2025

NioCorp Developments Ltd.

(Exact name of registrant as specified in its charter)

British Columbia, Canada (State or other jurisdiction of incorporation)	001-41655 (Commission File Number)	98-1262185 (IRS Employer Identification No.)

7000 South Yosemite Street, Suite 115
Centennial, Colorado 80112
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (720) 334-7066

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, without par value	NB	The Nasdaq Stock Market LLC
Warrants, each exercisable for 1.11829212 Common Shares	NIOBW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

 Emerging growth company          ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

The information contained in Item 3.03 below is incorporated herein by reference.

Item 3.03.	Material Modification to Rights of Security Holders.

Background

On November 21, 2025, the Board of Directors (the “Board”) of NioCorp Developments Ltd., a corporation incorporated under the laws of the Province of British Columbia (the “Company”), approved the Company’s limited-duration shareholder rights plan (the “Rights Plan”) as set forth in the Shareholder Rights Plan Agreement, dated as of November 21, 2025 (the “Rights Plan Agreement”), by and between the Company and Computershare Investor Services Inc., as rights agent (or any successor rights agent) (the “Rights Agent”). The Board adopted the Rights Plan to help ensure that all shareholders of the Company are treated equally and fairly in the event of any unsolicited take-over bid or other attempt to acquire control of the Company (including by way of a “creeping take-over bid”). In respect of such transactions, the Rights Plan is intended to, among other things:

•	encourage potential bidders to treat the Company’s shareholders fairly and equally and preserve control premiums and value for shareholders; and

•	provide the Board and shareholders adequate time to appropriately respond on an informed basis.

The Rights Plan was not adopted in response to any specific take-over bid or other proposal to acquire control of the Company, and the Company is not aware of any such pending or contemplated take-over bid or other proposal.

Summary of the Rights Plan

Effective Date and Term

The Rights Plan became effective on November 21, 2025 (the “Effective Date”), after approval by the Board on November 21, 2025. The Rights Plan has a term of six months and will expire on May 21, 2026, or earlier upon the redemption of the Rights (as defined below) or, provided that a Flip-in Event (as defined below) has not occurred, at the discretion of the Board (the “Expiration Time”).

Issue of Rights

At the close of business on December 4, 2025 (the “Record Time”), one right (a “Right”) will be issued and attached to each common share of the Company (“Common Share”) outstanding as at the Record Time. Thereafter, one Right will attach to each Common Share issued after the Record Time and prior to the earlier of the Separation Time (as defined below) and the Expiration Time.

Rights Exercise Privilege

The Rights are not exercisable initially. The Rights generally separate from the Common Shares and become exercisable (A) ten trading days after the earlier of (i) the first date of public announcement or disclosure by the Company or an Acquiring Person (defined below) of facts indicating that a person has become an Acquiring Person (such date being the “Stock Acquisition Date”), (ii) the date of the commencement of or first public announcement or disclosure of the current intention of any person (other than the Company or any of its subsidiaries) to commence a take-over bid which would result in such person becoming the Beneficial Owner (as defined in the Rights Plan Agreement) of 20% or more of the outstanding Common Shares and any other shares in the capital of the Company entitled to vote generally in the election of directors (collectively, “Voting Shares”), other than pursuant to a Permitted Bid or a Competing Permitted Bid (each as defined below), and (iii) the date on which a Permitted Bid or a Competing Permitted Bid ceases to qualify as such, or (B) such later time as may be determined by the Board (in any such case, the “Separation Time”). From and after the Separation Time and prior to the Expiration Time, each Right will entitle the holder thereof to purchase one Common Share for the Exercise Price (as defined in the Rights Plan Agreement) as at the business day immediately preceding the Separation Time, subject to certain adjustments, including in connection with a Flip-in Event, as described below. The transaction or event in or pursuant to which any person (an “Acquiring Person”) becomes the Beneficial Owner of 20% of the outstanding Voting Shares, other than by way of a Permitted Bid or a transaction otherwise permitted by the Rights Plan, is referred to as a “Flip-in Event.”

Any Rights held by an Acquiring Person (or any Affiliate or Associate (as each such term is defined in the Rights Plan Agreement) of an Acquiring Person or any other person acting jointly or in concert with an Acquiring Person or any Affiliate or Associate of such other person) will become null and void upon the occurrence of a Flip-in Event. Ten trading days after the Stock Acquisition Date, each Right (excluding Rights held by an Acquiring Person (or any Affiliate or Associate of an Acquiring Person or any other person acting jointly or in concert with an Acquiring Person or any Affiliate or Associate of such other person or certain transferees) which have become void) will permit the purchase of that number of Common Shares having an aggregate Market Price (as defined in the Rights Plan Agreement) on the date of consummation or occurrence of such Flip-in Event equal to twice the Exercise Price for an amount in cash equal to the Exercise Price. The “Exercise Price” is defined, for the period from and after the Separation Time, as an amount equal to three (3) times the Market Price per Common Share determined as at the Separation Time. For instance, if the Market Price at the Separation Time is $10 per share, the Exercise Price would be $30 and each Right would entitle the holder to acquire Common Shares having an aggregate Market Price on the date of consummation or occurrence of a Flip-in Event of $60 (i.e., twice the Exercise Price [2 x $30]) in exchange for cash consideration equal to the Exercise Price. In effect, each shareholder (other than an Acquiring Person (or any Affiliate or Associate of an Acquiring Person or any other person acting jointly or in concert with an Acquiring Person or any Affiliate or Associate of such other person or certain transferees)) will have the right, upon the occurrence of a Flip-in Event, to acquire six (6) Common Shares at a price equal to $30 (or 50% of the Market Price, as determined for the purposes of the Rights Plan), assuming the Market Price per Common Share on the date of consummation or occurrence of a Flip-in Event is $10.

The Rights Plan Agreement provides for certain adjustments to the Exercise Price and the number of Rights outstanding upon the occurrence of certain events, including, without limitation, the declaration or payment of a stock dividend on the Common Shares, the subdivision or consolidation of the outstanding Common Shares, and the fixing of a record date for distributions to all holders of Common Shares.

Trading of Rights

Until the Separation Time, the Rights will be evidenced by the certificates or book entries representing the associated Common Shares and will be transferable only together with the associated Common Shares. Promptly following the Separation Time, the Company will determine whether it wishes to issue separate certificates evidencing the Rights (“Rights Certificates”) or whether it will maintain the Rights in book entry form. If the Company decides to maintain Rights in book entry form, it will put in place such alternative procedures as are determined necessary in consultation with the Rights Agent for the Rights to be maintained in book entry form. In the event that the Company determines to issue Rights Certificates, then promptly following the Separation Time, Rights Certificates will be sent to holders of record of Common Shares (other than an Acquiring Person or certain transferees) as of the Separation Time. Rights Certificates will also be issued for Rights in respect of Common Shares issued after the Separation Time and before the Expiration Time, to each holder (other than an Acquiring Person or certain transferees) converting securities that are exchangeable for Common Shares after the Separation Time. Rights will trade separately from the Common Shares after the Separation Time.

Permitted Lock-up Agreements

A bidder may enter into lock-up agreements (a “Permitted Lock-Up Agreement”) with shareholders whereby such shareholders agree to deposit or tender their Voting Shares and/or Convertible Securities (as defined in the Rights Plan Agreement) to a take-over bid (the “Lock-Up Bid”) without a Flip-in Event occurring, because such Voting Shares and/or Convertible Securities will not be deemed to be beneficially owned by the bidder for purposes of the Rights Plan Agreement.

Such Permitted Lock-Up Agreement must be publicly disclosed and permit the shareholder to terminate its obligation to deposit or tender Voting Shares and/or Convertible Securities or not to withdraw its securities from the Permitted Lock-Up Agreement in order to deposit or tender the Voting Shares and/or Convertible Shares to another take-over bid or support another transaction that in either case (A)(i) will provide a greater price or value to the shareholder than the Lock-Up Bid or (ii) contains an offer price or value for each Voting Share or Convertible Security that exceeds by as much as or more than a specified amount, which specified amount may not be greater than 7% of the price or value to the shareholder of the Lock-Up Bid, and (B) if the number of Voting Shares or Convertible Securities to be purchased under the Lock-Up Bid is less than 100% of the Voting Shares or Convertible Securities held by Independent Shareholders (as defined below), the number of Voting Shares or Convertible Securities to be purchased under such other take-over bid or transaction at a price or value that is not less than the Lock-Up Bid (i) will be greater than the number of Voting Shares or Convertible Securities offered to be purchased under the Lock-Up Bid or (ii) exceeds the number of Voting Shares or Convertible Securities offered to be purchased under the Lock-Up Bid by as much or more than a specified amount, which specified amount may not be greater than 7% of the number of Voting Shares or Convertible Securities offered to be purchased under the Lock-Up Bid.

In addition, such Permitted Lock-Up Agreement must provide that no “break-up” fees, “top-up” fees, penalties, expenses or other amounts that exceed, in the aggregate, the greater of (i) the cash equivalent of 2.5% of the price or value of the consideration payable under the Lock-Up Bid to such shareholder and (ii) 50% of the increase in the consideration received under another take-over bid or transaction shall be payable by the shareholder if the shareholder fails to deposit or tender its securities to the Lock-Up Bid, withdraws Voting Shares and/or Convertible Securities previously deposited or tendered thereto or supports another transaction.

Permitted Bid Requirements

A “Permitted Bid” is a take-over bid, made by an Offeror (as defined below) by way of take-over bid circular, which also complies with the following additional provisions:

•	the take-over bid is made to all holders of Voting Shares on the books of the Company, other than the Offeror;

•	the take-over bid contains an irrevocable and unqualified provision that no Voting Shares and/or Convertible Securities will be taken up or paid for pursuant to the take-over bid unless more than 50% of the Voting Shares held by Independent Shareholders (i) shall have been deposited or tendered pursuant to the take-over bid and not withdrawn and (ii) have previously been or are taken up at the same time;

•	the take-over bid contains, and the take-up and payment for securities tendered or deposited is subject to, an irrevocable and unqualified provision that no Voting Shares and/or Convertible Securities will be taken up or paid for pursuant to the take-over bid prior to the close of business on the date that is not less than (i) 105 days following the date of the take-over bid or (ii) the last day of such shorter minimum deposit period for which a take-over bid (that is not exempt from any requirements of Division 5 (Bid Mechanics) of NI 62-104) must remain open for deposits of securities, in the applicable circumstances at such time, pursuant to section 2.28.2 or section 2.28.3 of NI 62-104;

•	the take-over bid contains an irrevocable and unqualified provision that unless the take-over bid is withdrawn, Voting Shares and/or Convertible Securities may be deposited or tendered pursuant to such take-over bid at any time during the period of time between the date of the take-over bid and the date on which Voting Shares may be taken up and paid for and that any Voting Shares deposited pursuant to the take-over bid may be withdrawn until taken up and paid for; and

•	the take-over bid contains an irrevocable and unqualified provision that if, on the date on which Voting Shares may be taken up and paid for under the take-over bid, more than 50% of the Voting Shares held by Independent Shareholders have been deposited or tendered pursuant to the take-over bid and not withdrawn, the Offeror will make a public announcement of that fact and the take-over bid will remain open for deposits and tenders of Voting Shares and/or Convertible Securities for not less than ten days from the date of such public announcement.

For purposes of the Rights Plan Agreement, (i) should a take-over bid which qualified as a Permitted Bid cease to be a Permitted Bid because it ceases to meet any or all of the requirements mentioned above prior to the time it expires (after giving effect to any extension) or is withdrawn, any acquisition of Voting Shares and/or Convertible Securities made pursuant to such take-over bid shall not be a Permitted Bid Acquisition (as defined in the Rights Plan Agreement) and (ii) the term “Permitted Bid” shall include a Competing Permitted Bid.

“Independent Shareholders” is defined in the Rights Plan Agreement as holders of outstanding Voting Shares, other than any Acquiring Person, any person that is making or has announced a current intention to make a take-over bid but only so long as the take-over bid so announced or made has not been withdrawn or terminated or has not expired (an “Offeror”) (other than a person who by virtue of the exception for investment advisors described below is not deemed to beneficially own the Voting Shares held by such person for purposes of the Rights Plan Agreement), Affiliates or Associates of an Acquiring Person or Offeror, any person acting jointly or in concert with such Acquiring Person or Offeror (which excludes customary agreements with and between underwriters and/or banking group members and/or selling group members with respect to a distribution of securities of the Company, pledges of securities in the ordinary course of business and Permitted Lock-Up Agreements) and any employee benefit, deferred profit sharing plan, stock participation plan and any other similar plan or trust for the benefit of employees of the Company or a subsidiary, unless the beneficiaries of the plan or trust direct the manner in which the Voting Shares are to be voted or withheld from voting or direct whether the Voting Shares are to be deposited or tendered to a take-over bid.

The Rights Plan allows for a Competing Permitted Bid to be made while a Permitted Bid is in existence. A “Competing Permitted Bid” is a take-over bid that:

•	is made after a Permitted Bid or another Competing Permitted Bid has been made and prior to the expiry, termination or withdrawal of such Permitted Bid or Competing Permitted Bid;

•	complies with all of the provisions of a Permitted Bid other than the condition set forth in the third bullet of the definition of a Permitted Bid above; and

•	contains, and the take-up and payment for securities tendered or deposited is subject to, an irrevocable and unqualified provision that no Voting Shares will be taken up or paid for pursuant to the take-over bid prior to the close of business on the date that is no earlier than the date on which Voting Shares may be taken up under any Permitted Bid (determined as of the date of making the take-over bid, assuming no amendment or variation to the terms and satisfaction of all conditions to the completion of the Permitted Bid) that preceded the Competing Permitted Bid;

provided that, should a Competing Permitted Bid cease to be a Competing Permitted Bid because it ceases to meet any or all of the requirements mentioned above prior to the time it expires (after giving effect to any extension) or is withdrawn, then any acquisition of Voting Shares made pursuant to such Competing Permitted Bid, including any acquisition of Voting Shares made prior to such time, shall not be a Permitted Bid Acquisition.

Waiver

The Board, acting in good faith, may, until the occurrence of a Flip-in Event, waive the application of the Rights Plan to a particular Flip-in Event where it would occur by reason of a take-over bid which is made by a take-over bid circular sent to all holders of Voting Shares.

Where the Board exercises such waiver power for a particular Flip-in Event, the Board shall be deemed to have exercised such waiver power to any other Flip-in Events subsequently occurring by reason of a take-over bid which is made by means of a take-over bid circular to all holders of Voting Shares prior to the expiry of any other bid for which the Rights Plan is, or is deemed to have been, waived.

The Board may, in respect of any Flip-in Event, waive the application of the Rights Plan to a particular Flip-in Event where the Board has determined within ten trading days following a Stock Acquisition Date that the Acquiring Person became an Acquiring Person by inadvertence and without any intent or knowledge that it would become an Acquiring Person and such person has reduced its beneficial ownership within fourteen days after the foregoing determination by the Board such that it is no longer an Acquiring Person.

The Board, acting in good faith, may, with the approval of a majority of votes cast by the Independent Shareholders voting in person or by proxy at a meeting duly called for that purpose, determine, at any time prior to the occurrence of a Flip-in Event, to waive the application of the Rights Plan for any Flip-in Event.

Redemption

The Board, with prior approval of the holders of Voting Shares or the holders of Rights, at any time prior to the occurrence of a Flip-in Event, may redeem all of the then outstanding Rights at a price of $0.00001 each, subject to adjustment.

Amendment

The Board may amend the Rights Plan Agreement with the prior approval of the holders of Voting Shares (or holders of Rights if the Separation Time has occurred).

The Board, without such approval, may make amendments to the Rights Plan Agreement to correct any clerical or typographical error, which are required to maintain the validity of the Rights Plan Agreement as a result of any change in any applicable legislation or regulations or rules thereunder, or to cure any ambiguity, to correct or supplement any provision therein which may be defective or inconsistent with any other provision therein, or to make any other provisions with respect to matters or questions arising thereunder, provided that such action shall not adversely affect the interests of the holders of Voting Shares or Rights in any material respect.

Exception for Investment Advisors

Investment managers (for client accounts), trust companies (acting in their capacity as trustees or administrators or in a similar capacity), statutory bodies managing investment funds (for employee benefit plans, pension plans, insurance plans or various public bodies) and registered pension funds or plans and their administrators or trustees who become the Beneficial Owner of 20% or more of the outstanding Voting Shares are exempted from triggering a Flip-in Event, provided that they are not making and have not announced an intention to make, a take-over bid, alone or by acting jointly or in concert with any other person.

The foregoing descriptions of the Rights, the Rights Plan and the Rights Plan Agreement are qualified in their entirety by reference to the full text of the Rights Plan Agreement, a copy of which is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 7.01.	Regulation FD Disclosure.

On November 21, 2025, the Company issued a press release announcing the adoption of the Rights Plan. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference. Such exhibit and the information set forth therein shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
4.1	Shareholder Rights Plan Agreement, dated as of November 21, 2025, between NioCorp Developments Ltd. and Computershare Investor Services Inc.
99.1	Press Release, dated November 21, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NIOCORP DEVELOPMENTS LTD.

DATE: November 21, 2025	By:	/s/ Neal S. Shah
Neal S. Shah
Chief Financial Officer